Agreement

Apollo Gold Corporation: Black Fox Gold Project

Security Agent Agreement

RMB Australia Holdings Limited

Macquarie Bank Limited

Apollo Gold Corporation

RMB Resources Inc.

david.walton@freehills.com

Freehills

QV.1 Building 250 St Georges Terrace Perth WA 6000 Australia
GPO Box U1942 Perth WA 6845 Australia

Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878
www.freehills.com DX 104 Perth

Sydney Melbourne Perth Brisbane Singapore

Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

Table of contents

Contents

Security Agent Agreement

Dated ► 10 December 2008

Between the parties

Initial Beneficiaries	**RMB Australia Holdings Limited** ABN 13 003 201 214 of Level 13, 60 Castlereagh Street, Sydney NSW 2000, Australia **(RMBAH)**
	Macquarie Bank Limited ACN 008 583 542 of Metals and Energy Capital Division, Level 1, No. 1 Martin Place, Sydney NSW 2000, Australia **(Macquarie)**
Initial Security Provider	**Apollo Gold Corporation** a corporation existing under the laws of the Yukon Territory, Canada of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America **(Borrower)**
Security Agent	**RMB Resources Inc.** a company incorporated under the laws of Delaware, United States of America of Suite 900, 143 Union Boulevard, Lakewood, Colorado 80228, United States of America **(Security Agent)**
Background	1 The Security Providers may from time to time enter into a Security. 2 The Security Agent will hold, among other things, all its right, title and interest in, to and under the Securities as agent for the Beneficiaries on the terms of this agreement.

The parties agree as follows:

1 Definitions and interpretations

1.1 Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
Accession Agreement	Accession Agreement (Beneficiary) or Accession Agreement (Security Provider) as applicable.
Accession Agreement (Beneficiary)	an agreement in, or substantially in, the form of schedule 2 (or in any other form that the parties from time to time agree) under which a New Beneficiary becomes a party to this agreement in accordance with clause 8.2.
Accession Agreement (Security Provider)	an agreement in, or substantially in, the form of schedule 3 (or in any other form that the parties from time to time agree) under which a New Security Provider becomes a party to this agreement in accordance with clause 8.3.
Agent	RMB Resources Inc. in its capacity as the Agent under each of the Facility Agreements and the other Transaction Documents.
Amount Owing	in respect of a Beneficiary at any time, the Secured Moneys of that Beneficiary at that time.
Attorney	an attorney appointed under any Security.
Beneficiary	1 each Initial Beneficiary; 2 each Finance Party as defined in a Transaction Document; and 3 each New Beneficiary, but does not include a Retired Beneficiary.
Borrower	Apollo Gold Corporation.
Bridge Facility Agreement	the Bridge Facility Agreement dated on or about the date of this agreement between the Borrower, RMBAH, Macquarie and the Security Agent as amended, supplemented, modified, extended, renewed, novated, refinanced, restated or replaced from time to time.
Business Day	1 for the purposes of clause 10.3, a day on which banks are open for business in the city where the notice or other communication is received excluding a

Term	Meaning
	Saturday, Sunday or public holiday; and 2 for all other purposes, a day on which banks are open for business in Sydney, Australia, Denver, United States of America and Toronto, Canada excluding a Saturday, Sunday or public holiday.
Collateral Security	any present or future Encumbrance, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.
Controller	in relation to a body corporate, any receiver, receiver and manager or any other person (whether or not as agent for that body corporate), which is in possession or has control of that body corporate's property for the purpose of enforcing an Encumbrance.
Default	1 an Event of Default; or 2 a Potential Event of Default.
Default Notice	has the meaning given in clause 6.7(a).
Determination Date	the date on which the first of the following occurs: 1 the Security Agent appoints a Controller under a Security; 2 the Security Agent otherwise enforces a Security; or 3 any other event agreed in writing to be an event for the purposes of this paragraph 3 by the Beneficiaries and the Security Agent.
Encumbrance	an interest or power: 1 reserved in or over an interest in any asset, including any retention of title; or 2 created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power, by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes any agreement to grant or create any of the above.
Event of Default	an Event of Default as defined in any Transaction Document.
Exposure	at any time in respect of a Beneficiary (but without double counting), the sum of its Commitment under each Facility Agreement (as determined by the Security Agent) and the Realised Swap Loss and Potential Close-out Amount (if any) of that Beneficiary.
Facility Agreement	1 the Bridge Facility Agreement; and 2 the Project Facility Agreement.

Term	Meaning
Finally Paid	in respect of the Secured Moneys or any other monetary liability, satisfaction of the following conditions: 1 payment or satisfaction of it in full; and 2 during the 6 month period from and including the day after the payment or satisfaction, no person, including a Transaction Party, liquidator, provisional liquidator, administrator, official manager, trustee in bankruptcy, receiver, receiver and manager, other controller or similar official, exercises a right to recoup or claim repayment of any part of the amount paid or satisfied, whether under the laws of preferences, fraudulent dispositions or otherwise.
Fund	1 all right, title and interest of the Security Agent under the Securities and the other Transaction Documents (other than, in the case of other Transaction Documents, those held in a personal capacity) including all money recovered under them (whether on enforcement or otherwise) including all Recovered Moneys; 2 all money paid to the Security Agent under this agreement; and 3 all other property acquired by the Security Agent and intended to be held for the benefit the Beneficiaries of this agreement.
Government Agency	any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.
Guarantee	any guarantee, suretyship, letter of credit, letter of comfort or any other obligation: 1 to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of; 2 to indemnify any person against the consequences of default in the payment of; or 3 to be responsible for, any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.
Hedging Agreement	each interest rate transaction, foreign exchange transaction, equity or equity index option, bond option, commodity swap, commodity option, commodity forward sale, cap transaction, currency swap transaction, cross-currency swap rate transaction or any other hedge or derivative agreement entered into between a Transaction Party and a Finance Party, including any master agreement and any transaction or confirmation under it.
Hedging Counterparty	a Beneficiary who is a counterparty to a Hedging Agreement.
Interest Expense	interest and amounts in the nature of, or having a similar purpose or effect to, interest and includes:

Term	Meaning
	1 discount on a bill of exchange or other instrument; 2 fees and amounts incurred on a regular or recurring basis, such as line fees; and 3 capitalised amounts of the same or similar name to the foregoing.
Majority Beneficiaries	at any time, one or more Beneficiaries whose aggregate Shares are more than 66.67%.
New Beneficiary	at any time, a person who is not an existing Beneficiary at that time, and who becomes a Beneficiary after that time in accordance with this agreement.
New Security Provider	at any time, a person who is not an existing Security Provider at that time, and who becomes a Security Provider after that time in accordance with this agreement.
Officer	1 in relation to a Security Provider, a director or a secretary, or a person notified by the Security Provider to the Security Agent to be an authorised officer, of the Security Provider; and 2 in relation to the Security Agent or a Beneficiary, any person whose title includes the term "Director", "Managing Director", "Manager", "President" or "Vice President", and any other person appointed by the Security Agent or Beneficiary, as the case may be, to act as its authorised officer for the purposes of this agreement.
Potential Close-Out Amount	at any time in relation to a Hedging Counterparty, the amount which, if the Hedging Agreements to which that Hedging Counterparty is a party were closed out or terminated at that time, would be owed to that Hedging Counterparty under those Hedging Agreements.
Potential Event of Default	a Potential Event of Default as defined in any Transaction Document.
Power	any right, power, authority, discretion or remedy conferred on the Security Agent, a Controller or an Attorney by any Transaction Document or any applicable law.
Project Facility Agreement	the Project Facility Agreement to be entered into between the Borrower, RMBAH, Macquarie and the Security Agent (both in its capacity as Security Agent and as Agent), as amended, supplemented, modified, extended, renewed, novated, refinanced, restated or replaced from time to time.
Realised Swap Loss	at any time in relation to a Hedging Counterparty the amount (if any) payable by a Security Provider to the Hedging Counterparty under the Hedging Agreement which has been closed out or terminated. The amount is to be calculated on the basis specified in the Hedging Agreement.

Term	Meaning
Receiver	a receiver or receiver and manager appointed under a Security or any Transaction Document.
Recovered Moneys	the aggregate amount received or recovered by the Security Agent under the Transaction Documents or under clauses 2 or 4.2 on or after the Determination Date.
Retired Beneficiary	at any time, a person who was a Beneficiary but who has assigned or novated to one or more New Beneficiaries all of its rights and obligations under the Transaction Documents.
Secured Moneys	all debts and monetary liabilities of the Transaction Parties to the Beneficiaries or the Security Agent under or in relation to any Transaction Document and in any capacity, irrespective of whether the debts or liabilities: 1 are present or future; 2 are actual, prospective, contingent or otherwise; 3 are at any time ascertained or unascertained; 4 are owed or incurred by or on account of a Transaction Party alone or severally or jointly with any other person; 5 are owed to or incurred for the account of any Beneficiary or the Security Agent, alone, or severally, or jointly with any other person; 6 are owed to any other person as agent (whether disclosed or not) for or on behalf of a Beneficiary or the Security Agent; 7 are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; 8 are owed to or incurred for the account of a Beneficiary directly or as a result of: • the assignment or transfer to a Beneficiary of any debt or liability of a Transaction Party (whether by way of assignment, transfer or otherwise); or • any other dealing with any such debt or liability; 9 are owed to or incurred for the account of a Beneficiary or the Security Agent before the date of this agreement or before the date of any assignment of this agreement to any Beneficiary or the Security Agent by any other person or otherwise; or 10 comprise any combination of the above.
Secured Property	any property the subject of a Security.
Security	at any time, each of the following which has been granted at that time: 1 any Encumbrance entered into by or granted in favour of a Beneficiary or the Security Agent (as agent under this agreement) or the benefit of which a Beneficiary or the Security Agent acquires after the date of this agreement as security for, among other things, the payment of any of the Secured

Term	Meaning
	Moneys including any Security as defined in a Transaction Document; 2 any Collateral Security (whether in favour of the Security Agent or otherwise); or 3 any other document which the Beneficiaries, the Security Agent and the Security Providers agree at any time, now or in the future, is a Security for the purposes of this agreement.
Security Provider	a person who has granted a Security and includes, on the date of this agreement, the Initial Security Provider.
Share	in respect of a Beneficiary at any time, the Secured Moneys of that Beneficiary plus (without double counting any amount) the Exposure of that Beneficiary at that time expressed as a percentage of the aggregate Secured Moneys of all Beneficiaries plus (without double counting any amount) the aggregate Exposures of all Beneficiaries at that time.
Statement	a statement referred to in clause 3.2(a)(1).
Tax	1 any tax, levy, charge, impost, duty, fee, deduction or withholding; or 2 any income, stamp or transaction duty, tax or charge, which is assessed, levied, imposed or collected by a Government Agency and includes any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.
United States Dollars or US$	the lawful currency of the United States of America.
wilful default	in relation to the Security Agent, a wilful and intentional failure of the Security Agent to comply with any of its obligations under the Transaction Documents other than a failure which: 1 arises as a result of a failure by a person other than the Security Agent to comply with a Transaction Document or as a result of a Default; 2 arises due to a lack of proper or complete instructions or directions being given to the Security Agent under and in accordance with this agreement; or 3 is in accordance with a court order or direction or otherwise required by law.

1.2 Interpretation

(a) From the date of this agreement until the day before the first drawing is made under the Project Facility Agreement, a word or phrase (other than one defined in clauses 1.1) defined in the Bridge Facility Agreement has the same meaning in this agreement; and

(b) From the date the first drawing is made under the Project Facility Agreement until the termination of this agreement, a word or phrase (other than one defined in clauses 1.1) defined in the Project Facility Agreement has the same meaning in this agreement.

1.3 Principles of interpretation

The principles of interpretation in clauses 1.2, 1.3, 1.4 and 1.5 of the Facility Agreement apply, with the necessary changes, to this agreement, unless the context otherwise requires.

2 Payment of Secured Moneys

(a) Each Security Provider must pay the Secured Moneys due by it in accordance with the Transaction Documents and each other obligation under which the Secured Moneys are payable.

(b) Each Security Provider must pay the Secured Moneys to the Security Agent as and when they are due for payment.

(c) Clause 2(b) is an additional, independent and separate obligation to any obligation of a Security Provider to pay to a Beneficiary the Secured Moneys of the Beneficiary (in a Transaction Document or otherwise), but:

(1) payment by any Security Provider to the Security Agent of any Secured Moneys which are Finally Paid operates in satisfaction of the obligation of the Security Provider to pay the amount to the Beneficiary; and

(2) payment by any Security Provider to a Beneficiary in accordance with the Transaction Documents of any Secured Moneys of the Beneficiary which are Finally Paid operates in satisfaction of the obligation of the Security Provider to pay the amount to the Security Agent.

(d) Nothing in clause 2(b) affects or derogates from a Security Provider's obligations to pay Secured Moneys to a Beneficiary, other than payment by that Security Provider of the Secured Moneys in accordance with clauses 2(c)(1) or 2(c)(2).

(e) Any Secured Moneys paid to a Beneficiary or the Security Agent by a Security Provider are paid as money secured by the Securities.

3 Determination of Secured Moneys

3.1 Determination of Secured Moneys

To determine the Secured Moneys of a Beneficiary on any date for the purposes of this agreement:

(a) amounts in a currency other than United States Dollars must be translated into United States Dollars at the rate of exchange determined by the Beneficiary as that rate of exchange at which the Beneficiary could have, on that date, purchased from another person in the normal course of business in dealing with currencies that amount of foreign currency with United States Dollars;

(b) any liability which is contingent must be included at its face value;

(c) Interest Expense due but unpaid and Interest Expense accrued but not yet due must be included; and

(d) any Potential Close-Out Amount and Realised Swap Loss of the Beneficiary must be included.

3.2 Details of Secured Moneys

(a) The Security Agent may at any time request a Beneficiary to provide, and the Beneficiary must then, within a reasonable time, provide:

(1) a statement signed by an Officer of the Beneficiary setting out the Secured Moneys owing to that Beneficiary and that Beneficiary's Exposure at the date of the statement or as at any other date requested by the Security Agent; and

(2) any information the Security Agent reasonably requests in respect of the calculation of the amounts referred to in clause 3.2(a)(1).

(b) The information provided under clause 3.2(a) must include full details of how the Beneficiary has applied the provisions of clause 3.1 in calculating the amounts referred to in clause 3.2(a)(1).

(c) As between the Security Agent and the Beneficiaries, the Security Agent may rely on a Statement given by a Beneficiary as sufficient evidence of its contents and the respective amounts of Secured Moneys owing to the Beneficiary and that Beneficiary's Exposure as at the date set out in the Statement unless the contrary is proved.

(d) Any Statement is binding on all Beneficiaries, subject to any contrary determination by the Security Agent, for the purposes of determining the Share of each Beneficiary under this agreement as at the date of the Statement.

(e) If a Beneficiary does not provide a Statement, the Security Agent may determine the Secured Moneys owing to that Beneficiary and that Beneficiary's Exposure and issue an alternative Statement which will be taken as the Statement for that Beneficiary for the purposes of this clause 3.2.

4 Receipt of money

4.1 Money not forming part of Recovered Moneys

(a) Where any Transaction Document permits or requires money to be placed to the credit of a suspense account:

(1) in order to preserve the rights to prove in the bankruptcy or liquidation of any person; or

(2) because amounts are contingently due or for any other reason,

that money will not, unless otherwise decided by all the Beneficiaries, form part of the Recovered Moneys until, in accordance with the terms of the Transaction Documents, the money is paid to or for the account of the Security Agent or one or more Beneficiaries (at which time it becomes Recovered Moneys).

(b) Where money is placed in a suspense account referred to in clause 4.1(a), any interest earned and credited to the account is Recovered Moneys.

4.2 Receipt of money after Determination Date

(a) Subject to clause 4.2(b), if, after the Determination Date, a Beneficiary receives (whether by way of voluntary or involuntary payment or by way of set-off, combination or amalgamation of accounts or otherwise) any Secured Moneys, the Beneficiary must within a reasonable time notify the Security Agent.

(b) Clause 4.2 does not apply to money received by a Beneficiary from the Security Agent under this agreement.

(c) A Beneficiary who receives an amount referred to in clause 4.2(a) must pay the amount to the Security Agent within 5 Business Days of receiving it.

(d) An amount paid under clause 4.2(c) is to be:

(1) regarded as having been received by the Security Agent and not by the Beneficiary who receives it; and

(2) distributed by the Security Agent as Recovered Moneys.

(e) If a Beneficiary who makes a payment referred to in clause 4.2(c) is obliged to refund any part of that amount under laws relating to insolvency or liquidation or similar events, then:

(1) on request from the Security Agent, each party to which any part of the payment was distributed must repay to the Security Agent the amount received by that party and the Security Agent must pay to that Beneficiary the amount it is required to refund; and

(2) any balance is Recovered Moneys.

5 Sharing between Beneficiaries

5.1 Pre Determination Date payments

(a) If, before the Determination Date, a Beneficiary directs the Security Agent to demand payment from a Security Provider of Secured Moneys which are then due and payable to the Beneficiary, the Security Agent must promptly make that demand and the Security Provider must immediately pay the amount demanded to the Security Agent.

(b) On receipt of any money from that Security Provider, the Security Agent holds it for and on behalf of the Beneficiary who made the request and must pay the full amount received to that Beneficiary or as otherwise required by a Transaction Document.

(c) Subject to the Transaction Documents, if, before the Determination Date, the Security Agent otherwise receives any Secured Moneys due and payable to a Beneficiary, it must promptly pay that money to that Beneficiary.

(d) A demand or payment under clause 5.1(a) is not required for money to be made payable or for any enforcement action (including appointment of a Controller or declaring that money is due and payable) under the Transaction Documents, as long as the money is payable or the enforcement action can be taken under the Transaction Documents.

5.2 Sharing after Determination Date

(a) The Recovered Moneys must, as between the Security Agent and each Beneficiary, be applied by the Security Agent in accordance with the Transaction Documents.

(b) The Recovered Moneys available for distribution in or towards payment or repayment of the Secured Moneys (after payment out of the Recovered Moneys of any amounts which, under a Security, are required to be paid out of those Recovered Moneys before any distribution is made in or towards payment or repayment of the Secured Moneys) must be applied by the Security Agent in accordance with any written agreement between all of the Beneficiaries at the time that agreement is made and the Security Agent at that time or, in the absence of any agreement in the following order of priority:

(1) first, in or towards payment of any money due to the Security Agent in its capacity as Security Agent under the Transaction Documents; and

(2) second, in or towards payment or repayment to each Beneficiary of its Share (calculated as at the date of the distribution) of the Secured Moneys (calculated as at the date of the distribution) until each Beneficiary has received its Secured Moneys in full.

(c) Clause 5.2(b) is for the benefit of the relevant Beneficiaries only and no other party may claim any benefit under it.

(d) An agreement effected under clause 5.2(b) is binding on all Beneficiaries even if they become Beneficiaries after that agreement is effected.

6 Security Agent's rights and responsibilities

6.1 Security Agent entitled to exercise all rights

Subject to this agreement, the Security Agent:

(a) is entitled to exercise all Powers under the Securities as if the Security Agent were the sole beneficial owner of the Securities; and

(b) may in its absolute discretion determine:

(1) whether or not to take any steps to enforce a Security or to otherwise seek to recover any money payable under a Security; and

(2) the manner of the enforcement (including the terms of any sale under a Security and the identity of any Controller appointed under a Security).

6.2 Instructions and extent of discretion

(a) Subject to the other terms of this agreement, and except in respect of amounts due to the Security Agent in its personal capacity, in exercising its Powers under a Security, the Security Agent:

(1) must act in accordance with the instructions (if any) of the Majority Beneficiaries; or

(2) in the absence of any instructions, may (but is not obliged to) act as it thinks fit in the best interests of the Beneficiaries.

(b) Each Beneficiary authorises the Security Agent to give any consent and do anything else necessary or appropriate for it to give effect to any instructions given in accordance with this agreement.

(c) Any action taken by the Security Agent in accordance with this agreement is binding, as between the Security Agent and the Beneficiaries, on all the Beneficiaries.

(d) Despite any other provision of this agreement, the Security Agent is not obliged to take any action under this agreement or a Security or exercise any Power until it is first indemnified to its satisfaction in accordance with clause 6.15 or otherwise.

6.3 Exercise of Powers to waive or amend

The Security Agent:

(a) must not, in its capacity as agent, waive breaches of, or any Default under, or otherwise excuse the performance of any obligation of a Transaction Party under, a Transaction Document without the prior instructions of the Majority Beneficiaries;

(b) must exercise or refrain from exercising a Power and must waive or excuse performance of a Security if so instructed:

(1) by the Majority Beneficiaries; or

(2) where a Transaction Document provides for instructions from the Beneficiaries on a different basis, from the Beneficiaries on that basis;

(c) must not amend or vary any Transaction Document unless instructed to do so by:

(1) the Majority Beneficiaries; or

(2) where a Transaction Document provides for instructions from the Beneficiaries on a different basis, from the Beneficiaries on that basis,

but is not obliged to effect any amendment or variation to the extent it would increase the personal liability of the Security Agent or derogate from any of its rights under the Transaction Documents;

(d) must confer with the Beneficiaries before exercising a Power or giving any consent, approval or agreement or making any determination under a Transaction Document.

6.4 Exercise of enforcement and other powers

(a) The Security Agent must, if so instructed by the Majority Beneficiaries following the occurrence of an Event of Default which has not been waived in writing:

(1) give notice in writing to a Security Provider declaring that the relevant Secured Moneys are immediately due and payable;

(2) appoint a Controller under a Security;

(3) otherwise enforce or take steps to enforce a Security as directed in writing by the Majority Beneficiaries; or

(4) do any one or more of the things in clauses 6.4(a)(1), 6.4(a)(2) and 6.4(a)(3).

(b) The Security Agent must appoint a Controller to a Security Provider, if entitled by law to do so and if so instructed by the Majority Beneficiaries.

(c) The Security Agent must appoint an administrator to a Security Provider if, but only if, the Security Agent is entitled by law to do so and is instructed to do so by the Majority Beneficiaries.

(d) The Security Agent must at any time after action under clauses 6.4(a), 6.4(b) or 6.4(c) has been taken, do any other things it considers appropriate (or as instructed by the Majority Beneficiaries) to enforce the whole or any part of the Security in respect of which that first mentioned action was taken and to exercise its Powers under that Security.

(e) The Security Agent must, if so instructed by all the Beneficiaries, release or discharge:

(1) any specified Security in full; or

(2) all or any specified assets from any specified Security,

but otherwise must not release or discharge a Security unless required by law or by the express provisions of a Transaction Document to do so.

(f) If the Security Agent is directed by the Majority Beneficiaries to appoint a Controller under a Security, it must appoint a Controller selected by the Majority Beneficiaries.

(g) A notice under clause 6.4(a)(1) is not required for money to be made payable or for any enforcement action (including appointment of a Controller or declaring that money is due and payable) under the Transaction Documents as long as the money is payable or the enforcement action can be taken under the Transaction Documents.

6.5 Exercise of other ancillary powers

(a) The Security Agent:

(1) is not responsible for, or liable to any person in respect of, any absence of, or defect in, title or for its inability to exercise any of its Powers under a Security arising from any absence of, or defect in, title; and

(2) need not give notice to any person of the execution of any Security nor obtain any licence, consent or other authority for the execution of any Security and is not liable to any person for failure to do so.

(b) The Security Agent:

(1) may rely on any certificate, notice or other document (including any facsimile transmission or telegram) it believes to be genuine and correct and to have been signed or sent by or on behalf of the proper or authorised person or persons;

(2) may rely on any advice or statements of solicitors, independent accountants or other experts selected by the Security Agent with reasonable care; and

(3) must place any Security, title document or other document, deed or certificate relating to a Security for the time being in its possession in any properly and safely maintained safe deposit, safe or receptacle selected by it, or with any bank or financial institution (including a Beneficiary) or person whose business includes undertaking the safe custody of documents, or with any lawyer or firm of lawyers,

in any of these cases without being responsible, or liable, to any person for any loss occasioned by doing so.

6.6 Right to appoint agent, delegates

(a) The Security Agent, instead of acting personally, may employ an agent to do any act required or permitted to be done under this agreement or in relation to the Securities.

(b) The Security Agent may:

(1) delegate any of its Powers under this agreement or in relation to the Securities, either wholly or partially or subject to any limitations or restrictions, to any person (including any Beneficiary) as it thinks fit, proper or appropriate in its absolute discretion if that delegate agrees to be bound by the terms of this agreement as if it were a party to it;

(2) for the purpose of any delegation under clause 6.6(b)(1), execute all powers of attorney or other instruments as it thinks proper; and

(3) revoke any delegation under clause 6.6(b)(1) or power or instrument under clause 6.6(b)(2), from time to time.

(c) No person dealing with the Security Agent, or any delegate referred to in clause 6.6(b), is bound to enquire whether the delegation remains in force.

(d) The Security Agent may act or rely on the opinion, certificate or advice of, or information obtained from, any agent, delegate or adviser appointed by it. The Security Agent is not responsible for any loss occasioned by doing so if the Security Agent has acted in good faith and has not been guilty of fraud, wilful default or gross negligence in so acting.

(e) Despite an appointment under clause 6.6(b), but subject to clause 6.14(a)(2), the Security Agent remains liable for any act or omission of any appointee as if that act or omission was of the Security Agent.

6.7 Events of Default

(a) The Security Agent is not to be regarded as having knowledge of the occurrence of any Default unless the Security Agent is actually aware that a Default has occurred, or the Security Agent has received notice (**Default Notice**) from a Transaction Party or Beneficiary referring to this agreement or the relevant Transaction Document and that notice:

(1) states that a Default has occurred;

(2) describes the Default; and

(3) states that the notice is a "Default Notice".

(b) If the Security Agent receives a Default Notice or becomes actually aware that a Default has occurred, the Security Agent must promptly notify all Beneficiaries of the Default. Each Beneficiary consents to the disclosure of information by the Security Agent in accordance with this clause 6.7(b).

(c) If the Security Agent receives a Default Notice, the Security Agent may consider the Default to be continuing until it has received a further notice from the party giving the original notice stating that the Default is no longer continuing. The Security Agent may rely on the second notice for all purposes under this agreement and the Transaction Documents.

6.8 No monitoring

The Security Agent is not required to:

(a) keep itself informed as to the performance or observance by any Transaction Party of its obligations under any Transaction Document or any other document or agreement to which any one or more of them is a party; or

(b) inspect the properties or books of any Transaction Party or to assess or keep under review the business, operations, financial condition, creditworthiness or status of the affairs of any Transaction Party.

6.9 Information

(a) The Security Agent must forward to each Beneficiary a copy of each notice, report, set of accounts or other document promptly after the Security Agent receives it from a Transaction Party under any Transaction Document.

(b) The Security Agent is not obliged to review or check the accuracy or completeness of any report, notice or other document it forwards to any Beneficiary or other person.

(c) Except for any notices, reports, accounts or other documents or information which the Security Agent is required to provide under any Transaction Document, the Security Agent has no duty or responsibility, but is authorised in its absolute discretion, to provide any Beneficiary with any credit or other information concerning the assets, liabilities, financial condition or business of any Transaction Party or any of its respective subsidiaries, which may come into the possession of the Security Agent.

(d) Nothing in any Transaction Document obliges the Security Agent to disclose any information relating to any Transaction Party if the disclosure would or might in the opinion of the Security Agent constitute a breach of any law or duty of secrecy or confidence.

6.10 Security Agent to have same rights as Beneficiaries

The Security Agent, in its capacity as a Beneficiary (if it is or becomes one) has the same rights, powers and discretions under this agreement as any other Beneficiary and may exercise the same as if it were not acting as the Security Agent. AS PROVIDED BY Colorado Revised Statute. § 15/1/1401(2), THE PARTIES HERETO SPECIFICALLY INTEND THAT THE RULE OF Colorado Revised Statute § 15/1/1401(1) DOES NOT APPLY TO THE LEGAL RELATIONSHIP CREATED UNDER THIS AGREEMENT.

6.11 Security Agent may contract

The Security Agent may, despite any rule of law or equity to the contrary, enter into any contract or arrangement and transact any kind of business with any Beneficiary or Transaction Party and is not liable to account for any fee, remuneration or profit received or accruing in connection with that contract, arrangement or transaction.

6.12 Exercise of Powers

The Security Agent or any shareholder, director, Officer or employee of the Security Agent may be interested as a director, Officer, employee, shareholder, manager or professional advisor or may otherwise stand in a fiduciary position in relation to any party to this agreement or any other person and that interest or fiduciary position does not preclude the Security Agent from exercising any Power (including where an exercise of that Power may benefit that party or person).

6.13 Application to court for direction

The Security Agent may apply to a court for directions in relation to any question relating to its duties under this agreement or to its Powers.

6.14 Security Agent not liable

(a) The Security Agent is not, and its directors, Officers, employees, agents, successors or attorneys are not, liable to any party for:

(1) any loss or damage occurring as a result of it exercising, failing to exercise or purporting to exercise any Power under this agreement or in relation to a Transaction Document;

(2) any act of any agent, delegate, Officer or employee of the Security Agent;

(3) any other matter or thing done, or not done, by it in relation to this agreement or a Transaction Document;

(4) any absence of, or defect in, title or any inability to exercise any of its Powers under a Security;

(5) any failure by a Transaction Party to perform its obligations under a Transaction Document;

(6) the financial condition or solvency of a Transaction Party;

(7) any statement, representation or warranty of a Transaction Party being incorrect or misleading in any respect;

(8) acting in accordance with the instructions of one or more of the Beneficiaries or all of the Beneficiaries (as applicable) in accordance with this agreement or for refraining from acting in accordance with the instructions of one or more of the Beneficiaries or all of the Beneficiaries (as applicable) in accordance with this agreement, or where there are no instructions which are required by this agreement for the Security Agent to act or refrain from acting;

(9) acting on any written communication, notice or other document containing a direction or instructions purporting to have been given by one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries which the Security Agent believes to be genuine and correct and to have been signed by, or sent by or on behalf of, the proper person;

(10) acting on any written communication, notice or other document containing a direction or instructions purporting to have been given by one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries passed at a meeting of the Beneficiaries at which minutes were made and signed, even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any other reason the resolution was not valid or binding on any of the Beneficiaries whom it purported to bind, or on the Security Agent; or

(11) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Security, Transaction Document or any other certificate or document given under any of them,

to the extent that the Security Agent and its agents, delegates, Officers and employees have acted reasonably in all the circumstances and have not been guilty of fraud, wilful default or gross negligence.

(b) Nothing in this clause 6.14 exempts the Security Agent from liability to a Beneficiary if it fails to follow the lawful directions of one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries given in accordance with this agreement (as applicable) or fails to obtain the required consent of one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries in any circumstance where the direction is lawfully given or the consent is required under this agreement.

(c) Failure by the Security Agent to act due to lack of instructions or lack of proper instructions from one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries required to be given under this agreement (as applicable) does not amount to fraud, wilful default or gross negligence of the Security Agent.

(d) The Security Agent is not bound by any waiver, amendment, supplement or modification of any Transaction Document unless it gives its prior written consent as Security Agent under the Transaction Document.

(e) The Security Agent is not liable to any Transaction Party because a Beneficiary fails to perform its obligations under a Transaction Document.

6.15 Indemnity

(a) Subject to clause 6.15(c) and:

(1) without prejudice to any right of indemnity given to it by law or equity; and

(2) in addition to, and without prejudice to, any other indemnity in any other Transaction Document,

the Security Agent is entitled to be indemnified out of any money from time to time received by the Security Agent under the Securities or otherwise forming part of the Agency Fund in respect of:

(3) all liabilities and expenses (including any money paid or to be paid for the employment or appointment of any agent) incurred by any of them in the exercise or purported exercise of the Powers under this agreement or in relation to the other Transaction Documents; and

(4) all actions, proceedings, costs, claims and demands arising in relation to this agreement or any other Transaction Document,

and the Security Agent may from time to time retain and pay out of any money recovered from the Securities or otherwise forming part of the Agency Fund an amount to satisfy that indemnity.

(b) If there is no money available for the Security Agent to satisfy its indemnity under clause 6.15(a)(1), each Beneficiary severally in its Share indemnifies the Security Agent against that amount and must pay its Share to the Security Agent within 3 Business Days of demand (the Share of a Beneficiary being determined as if the date of demand were the Determination Date).

(c) The indemnity in clause 6.15(a)(1) does not apply:

(1) where the Security Agent or any of its Officers, agents, delegates, or employees is guilty of fraud, wilful default or gross negligence; or

(2) to the extent that any Beneficiary (as beneficiary under this agreement) may have a claim against the Security Agent in accordance with any Transaction Document.

(d) Each Security Provider jointly and severally indemnifies each Beneficiary against all amounts it is required to pay under clause 6.15(b) (other than amounts arising from any dispute between any Beneficiary and any other Beneficiary or the Security Agent as to the determination of priority amounts or the sharing of money under this agreement) and must pay amounts under this clause 6.15(d) on demand.

6.16 Protection of third parties

No person dealing with the Security Agent is bound to enquire whether the Security Agent:

(a) has been properly appointed under this agreement; or

(b) has the requisite Power under this agreement or another Transaction Document,

and any person dealing with the Security Agent may assume that anything purported to be done by the Security Agent under this agreement or another Transaction Document has been duly authorised by this agreement and the Beneficiaries.

6.17 Exclusions of law where permitted

All liabilities and responsibilities which may from time to time be imposed on the Security Agent at law or in equity are, to the extent permitted at law or in equity, except to the extent provided to the contrary in this agreement, expressly negatived and waived by the other parties.

6.18 Independent decisions by Beneficiaries

(a) Each Beneficiary acknowledges that it has, independently and without reliance on the Security Agent or any other Beneficiary, and based on the documents and information it has considered appropriate, made its own investigation into the affairs and financial condition of each Transaction Party and the value, validity, effectiveness, genuineness and enforceability of each Transaction Document.

(b) Each Beneficiary must independently and without reliance on the Security Agent or any other Beneficiary, and based on the documents and information it considers appropriate, continue to make its own analysis and decisions in relation to its rights and obligations under any document or agreement to which it and any other Beneficiary or any other Transaction Party is a party.

(c) The Security Agent is not liable if a Beneficiary fails to do anything referred to in clauses 6.18(a) or 6.18(b) or if a Beneficiary suffers loss or damage as a result of doing anything referred to in clauses 6.18(a) or 6.18(b).

6.19 Variation

The provisions of this clause 6, other than clauses 6.14 and 6.15, may be amended from time to time by written agreement between the Security Agent and the Beneficiaries without the approval of the Security Providers.

6.20 Additional matters

(a) The rights and obligations of the Security Agent under this agreement are in addition to, and without prejudice to, its rights and obligations under the other Transaction Documents.

(b) If there is any inconsistency between the rights and obligations of the Security Agent under this agreement and the rights and obligations of the Security Agent under any other Transaction Document, those under this agreement prevail to the extent of the inconsistency.

7 Termination of Security Agent's appointment

7.1 Termination of appointment

(a) The Security Agent may resign at any time by giving at least 20 Business Days notice to each Beneficiary to that effect.

(b) The Security Agent may be removed at any time by the Majority Beneficiaries giving to the Security Agent at least 20 Business Days notice to that effect.

(c) If the Majority Beneficiaries give a notice under clause 7.1(b), they must, as soon as reasonably practicable after giving the notice, provide a copy of the notice to all other Beneficiaries and the Agent.

(d) On the termination of the Security Agent's appointment, whether by resignation, removal or otherwise, the Security Agent is released from any further obligations as Security Agent under this agreement and the other Transaction Documents from the time of that termination, but the release does not prejudice any liability in respect of any default arising before the termination of appointment.

7.2 Assurances

Despite clause 7.1 and the terms of any Transaction Document, no resignation, removal or release of the Security Agent takes effect unless:

(a) a successor Security Agent has been appointed in accordance with clause 7.3;

(b) the successor Security Agent undertakes to act as Security Agent and be bound in that capacity by the terms of this agreement and each Security to which the Security Agent is a party; and

(c) the successor Security Agent obtains title to each Security and the Agency Fund in its capacity as Security Agent.

7.3 Appointment of successor Security Agent

(a) If the appointment of the Security Agent is terminated, by resignation, removal or otherwise, the Majority Beneficiaries may appoint a successor Security Agent in writing.

(b) If no successor Security Agent is appointed by the Majority Beneficiaries, or accepts the appointment, within 20 Business Days after:

(1) notice of resignation or removal is given in accordance with clause 7.1; or

(2) the Security Agent's appointment is otherwise terminated,

the terminated Security Agent may, on behalf of each Beneficiary, appoint a successor Security Agent in writing on the same terms as the terminated Security Agent.

(c) Each Beneficiary and each Security Provider is bound by the terms of any appointment made under clause 7.3(b).

(d) The Security Agent, each Beneficiary and each Transaction Party must do all things necessary, including executing any deeds of appointment or vesting, to ensure that the appointment of any successor Security Agent is properly and promptly effected.

(e) When a successor Security Agent is appointed, the new Security Agent and each other party to the Transaction Documents has the same rights and obligations among themselves as they would have had if the new Security Agent had been an original party to the Transaction Documents (other than in relation to any accrued rights against the terminated Security Agent for default under the Transaction Documents).

(f) Each Beneficiary and each other party to this agreement (other than the Security Agent), for consideration received, irrevocably appoints, coupled with an interest, the Security

Agent and each Officer for the time being and from time to time of the Security Agent severally its attorney, in its name and on its behalf, to do all things and execute, sign seal and deliver (conditionally or unconditionally in the attorney's discretion) all documents, deeds and instruments necessary or desirable for the appointment of a successor Security Agent under clause 7.3(b) and to vest in that successor Security Agent all of the Agency Fund or any part of it.

(g) The power in clause 7.3(f) may be delegated or a sub-power may be given, and any delegate or sub-attorney may be removed, by the attorney appointing it.

8 Changes to Beneficiaries and Security Providers

8.1 Transfers by Beneficiaries

A Beneficiary may assign any of its rights or novate any of its rights and obligations under any of the Transaction Documents to any person and in any manner permitted under and in accordance with the Transaction Documents.

8.2 New Beneficiaries

(a) If a Beneficiary assigns any of its rights or novates any of its rights and obligations under any of the Transaction Documents to which it is a party to a New Beneficiary, the New Beneficiary may become a party to this agreement by executing an Accession Agreement (Beneficiary).

(b) A person may become a party to this agreement as a Beneficiary other than pursuant to an assignment or novation pursuant to clause 8.2(a) by executing an Accession Agreement (Beneficiary).

(c) Each Security Provider and each other Beneficiary for consideration received, irrevocably appoints, coupled with an interest, the Security Agent, and each Officer for the time being and from time to time of the Security Agent, severally its attorney to execute any Accession Agreement (Beneficiary) for and in the name of the Security Provider or the Beneficiary (as applicable).

(d) When a New Beneficiary executes an Accession Agreement (Beneficiary) in accordance with clauses 8.2(a) or 8.2(b) (as applicable):

  (1) it becomes bound by this agreement and receives the benefits of a Beneficiary under this agreement on the same basis as if it were a party to this agreement;

  (2) any assigning or transferring Beneficiary continues to be bound by this agreement unless it has assigned all of its rights, or novated all of its rights and obligations, to one or more New Beneficiaries, in which case it is a Retired Beneficiary; and

  (3) any Retired Beneficiary is released from any further obligations under this agreement, but the release does not prejudice any liability in respect of any default of it arising before it became a Retired Beneficiary.

(e) A Beneficiary that assigns any of its rights or novates any of its rights and obligations under any of the Transaction Documents to which it is a party to a New Beneficiary must require, as a condition of that assignment or novation, that the New Beneficiary execute an Accession Agreement (Beneficiary) in accordance with this clause 8.2.

8.3 New Security Provider

(a) Immediately after a person, who is not already a Security Provider, grants a Collateral Security, each Transaction Party must ensure that the person becomes a party to this

agreement as a Security Provider by executing an Accession Agreement (Security Provider).

(b) Each Beneficiary and each other Security Provider, for consideration received, irrevocably appoints, coupled with an interest, the Security Agent, and each Officer for the time being and from time to time of the Security Agent, severally its attorney to execute for and in the name of the Beneficiary or the Security Provider, (as applicable) any Accession Agreement (Security Provider).

8.4 Notice of change

(a) A Beneficiary must promptly notify the Security Agent of any assignment or novation of that Beneficiary's rights, benefits or obligations under any Transaction Document.

(b) The Security Agent may treat each Beneficiary (or any assignee or substitute Beneficiary of which the Security Agent has actual notice) as the holder of the benefit of that Beneficiary's interests under the Transaction Documents for all purposes, until it receives notice under clause 8.4(a) to the contrary.

9 Savings provisions

9.1 Continuing indemnities

(a) Each indemnity contained in this agreement and each other Transaction Document is a continuing obligation despite:

(1) any settlement of account; or

(2) the occurrence of any other thing,

and remains in full force and effect until:

(3) all money owing, contingently or otherwise, under any Transaction Document has been paid in full; and

(4) each Transaction Document has been finally discharged.

(b) Each indemnity in this agreement and each other Transaction Document is an additional, separate and independent obligation and no one indemnity limits the general application of any other indemnity.

9.2 Non-avoidance

The provisions of this agreement are not affected by anything which, but for this provision, might have that effect, including:

(a) the respective times and dates on which, or the order in which, any of the Transaction Documents were executed, delivered or registered;

(b) the respective times and dates on which, or the order in which, the debts and monetary liabilities comprising all or any part of any of the Secured Moneys are incurred or become due;

(c) anything contained in any of the Transaction Documents;

(d) the enforcement or attempted enforcement of, or the exercise or attempted exercise of any other Power under, any of the Transaction Documents;

(e) the repayment from time to time of all or any part of any of the Secured Moneys;

(f) the fluctuation (including the reduction and subsequent increase) from time to time of all or any part of any of the Secured Moneys;

(g) a Beneficiary being or not being from time to time obliged to:

(1) perform its obligations under any Transaction Document at the request, or for the benefit, of any Transaction Party; or

(2) do anything which may cause money to become due by any Transaction Party to that Beneficiary;

(h) that all or any part of the Secured Moneys are contingent or prospective;

(i) the appointment of a liquidator, Controller or other similar officer to a Transaction Party or to all or any part of the assets of a Transaction Party;

(j) the liquidation of a Transaction Party;

(k) a person becoming or ceasing to be a Beneficiary or a Transaction Party; or

(l) any provision of any statute or any rule of law or equity to the contrary.

9.3 Exclusion of moratorium

To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly lessens, stays, postpones, prevents or otherwise prejudicially affects the exercise of any Power, is negatived and excluded from this agreement, and all relief and protection conferred on a Transaction Party by or under that legislation is also negatived and excluded.

10 General

10.1 Performance by Security Agent of obligations

If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Security Agent may, without prejudice to any Power, do all things necessary or desirable, in the Security Agent's opinion, to make good or attempt to make good that default to the Security Agent's satisfaction.

10.2 Transaction Party to bear cost

Except as otherwise expressly provided in a Transaction Document, any thing which must be done by a Transaction Party under any Transaction Document, whether or not at the request of the Security Agent, is to be done at the cost of the Transaction Party.

10.3 Notices

(a) Any notice or other communication including any request, demand, consent or approval, to or by a party to any Transaction Document must be:

(1) in legible writing, signed by an Officer of the sender and written in English; and

(2) addressed to the party in accordance with its details set out in schedule 1 or, in the case of a New Beneficiary or New Security Provider, the notice details set out in the applicable Accession Agreement.

(b) Any notice or other communication described in this clause 10.3 is regarded as being given by the sender and received by the addressee:

(1) if by delivery in person, when delivered to the addressee;

(2) if by post, on delivery to the addressee; or

(3) if by facsimile transmission, whether or not legibly received, when received by the addressee,

but if the delivery or receipt is on a day which is not a Business Day or is after 4pm (addressee's time) it is regarded as received at 9am on the following Business Day.

(c) Any notice or other communication described in this clause 10.3 can be relied on by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

(d) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 24 hours after the transmission is received or regarded as received under clause 10.3(b) and informs the sender that it is not legible.

10.4 Governing law and jurisdiction

(a) This agreement is governed by the laws of the Province of Ontario and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b) The parties irrevocably submit to the non-exclusive jurisdiction of the federal courts of the Province of Ontario.

(c) Each Security Provider irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d) Each Security Provider irrevocably waives any immunity in respect of its obligations under this agreement that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

(e) Without preventing any other mode of service, any document in an action (including a writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 10.3.

10.5 Prohibition and enforceability

(a) Any provision of, or the application of any provision of, any Transaction Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b) Any provision of, or the application of any provision of, any Transaction Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

10.6 Waivers

(a) Waiver of any right arising from a breach of this agreement or of any Power arising on default under this agreement or on the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b) A failure or delay in exercise, or partial exercise, of:

  (1) a right arising from a breach of this agreement or the occurrence of an Event of Default; or

  (2) a Power created or arising on default under this agreement or on the occurrence of an Event of Default,

does not result in a waiver of that right or Power.

(c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e) This clause may not itself be waived except by writing.

10.7 Variation

Subject to clause 6.19, a variation of any term of this agreement must be in writing and signed by the parties.

10.8 Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Security Agent, Receiver or Attorney.

10.9 Consents of Security Agent

Despite the terms of any other Transaction Document, to be binding or effective a consent or approval given by the Security Agent must be in writing signed by a director, secretary or Officer of the Security Agent.

10.10 Counterparts

This agreement may be executed in any number of counterparts. All counterparts together and taken to form one and the same instrument.

10.11 Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Schedules

Table of contents

Schedule 1

Notice details

Initial Beneficiary	**RMB Australia Holdings Limited**
Address	Level 13, 60 Castlereagh Street, Sydney NSW 2000
Attention	Gregory Gay
Phone	+61 2 9256 6200
Fax	+61 2 9256 6291
Email	greg.gay@rmb.com.au

Initial Beneficiary	**Macquarie Bank Limited**
Address	Metals and Energy Capital Division, Level 1, No. 1 Martin Place, Sydney, NSW 2000, Australia
Attention	Katie Choi
Phone	+61 2 8232 6207
Fax	+61 2 8232 3590
Email	katie.choi@macquarie.com
with a copy to:	
Address	Macquarie Bank Limited New York Representative Office, 125 West 55th Street, 22nd Floor, New York NY 10019 USA
Attention	Alvaro Belevan
Phone	+1 212 231 2084
Fax	+1 212 231 2177
Email	Alvaro.Belevan@macquarie.com

Initial Security Provider	**Apollo Gold Corporation**
Address	5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America
Attention	R. David Russell
Phone	+1 720 886 9656
Fax	+1 720 482 0957

Email	auminer01@aol.com

Security Agent	**RMB Resources Inc.**
Address	Suite 900, 143 Union Boulevard, Lakewood, Colorado 80228, United States of America
Attention	Rick Winters
Phone	+1 303 986 5135
Fax	+1 303 986 5135
Email	rick.winters@rmbresources.com

Schedule 2

(Form of document only)

Form of Accession Agreement (Beneficiary) Clause 8.2

Date ▸

Between the parties

Existing beneficiary	**[insert name of existing beneficiary]** of [insert address] **(Existing Beneficiary)**
New beneficiary	**[insert name of new beneficiary]** of [insert address] **(New Beneficiary)**
Security Agent	**[insert name of Security Agent]** of [insert address] **(Security Agent)**

Background

The parties agree as follows:

1 Definitions and interpretations

1.1 Incorporated definitions

A word or phrase (other than one defined in clause 1.2) defined in the Security Agent Agreement has the same meaning in this agreement.

1.2 Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
Effective Date	the date on which all parties have executed this agreement.
Retired Beneficiary	***[insert name of any Beneficiary who is to become a Retired Beneficiary (if none, delete the definition)]***
Security Agent Agreement	the agreement of that name dated [***insert date***] between RMB Australia Holdings Limited, Macquarie Bank Limited, Apollo Gold Corporation and the Security Agent constituting the Apollo Security Trust.

1.3 Interpretation

Clause 1.2 of the Security Agent Agreement applies to this agreement as if set out in full of this agreement.

2 Novation

2.1 New Beneficiary becomes a party

With effect on and from the Effective Date:

(a) the New Beneficiary is taken to be a party to the Security Agent Agreement;

(b) the New Beneficiary becomes bound by the Security Agent Agreement and receives the benefits of a Beneficiary under the Security Agent Agreement in accordance with clause 8.2(c)(1) of the Security Agent Agreement; and

(c) each reference in the Security Agent Agreement to "Beneficiary" includes a reference to the New Beneficiary.

2.2 Preservation of accrued rights

(a) Despite anything contained in this agreement, the Security Agent, the Existing Beneficiary and all other parties to the Security Agent Agreement remain entitled to and

bound by their respective rights and obligations which have accrued up to the Effective Date.

(b) Without limiting the general application of clause 2.2(a), the Existing Beneficiary remains entitled to repayment or payment from the Security Agent of the Secured Moneys due to the Existing Beneficiary under the Security Agent Agreement actually payable before the Effective Date.

2.3 Release of Existing Beneficiary

Subject to clause 2.2, with effect on and from the Effective Date, the Security Agent for itself and for each other party to the Security Agent Agreement other than the Retired Beneficiary acknowledges that the Retired Beneficiary is released from and has no further obligation in respect of any of them under the Security Agent Agreement.

3 Acknowledgments

3.1 Copies of documents

The New Beneficiary acknowledges that it has received a copy of the Security Agent Agreement together with the other information which it has required in connection with this agreement.

3.2 Acknowledgment to Security Agent

Without limiting the general application of clause 2, the New Beneficiary acknowledges and agrees as specified in clause 6 of the Security Agent Agreement.

3.3 Appointment of attorney

Without limiting the general application of clause 2, the New Beneficiary, for consideration received, irrevocably appoints, coupled with an interest, as its attorney each person who under the terms of the Security Agent Agreement is appointed an attorney of a Beneficiary on the same terms and for the same purposes as contained in the Security Agent Agreement.

4 General

Clause 10 of the Security Agent Agreement applies to this agreement as if it were fully set out in this agreement.

5 Governing law

(a) This agreement is governed by the laws of the Province of Ontario and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b) Each party irrevocably submits to the non-exclusive jurisdiction of the federal courts of the Province of Ontario.

6 Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of revocation of the attorney's power of attorney.

Schedule 1

Notice details

New Beneficiary	**[insert name of new beneficiary]**
Address	[insert address]
Attention	
Phone	
Fax	
Email	

Executed as an agreement

[insert relevant clauses]

Schedule 3

(Form of document only)

Form of Accession Agreement (Security Provider) Clause 8.3

Date ►

Between the parties

Existing security provider	**[insert name of existing security provider]** of [insert address] **(Existing Security Provider)**
New security provider	**[insert name of new security provider]** of [insert address] **(New Security Provider)**
Security Agent	**[insert name of Security Agent]** of [insert address] **(Security Agent)**

Background

The parties agree as follows:

1 Definitions and interpretations

1.1 Incorporated definitions

A word or phrase (other than one defined in clause 1.2) defined in the Security Agent Agreement has the same meaning in this agreement.

1.2 Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
Effective Date	the date of this agreement.
Security Agent Agreement	the agreement of that name dated ***[insert date]*** between RMB Australia Holdings Limited, Macquarie Bank Limited, Apollo Gold Corporation and the Security Agent constituting the Apollo Security Trust.

1.3 Interpretation

Clause 1.2 of the Security Agent Agreement applies to this agreement as if set out in full of this agreement.

2 New Security Provider becomes a party

With effect on and from the Effective Date:

(a) the New Security Provider is taken to be a party to the Security Agent Agreement;

(b) the New Security Provider becomes bound by the Security Agent Agreement and has the same rights and assumes the same obligations as if it were a party to the Security Agent Agreement as a Security Provider; and

(c) each reference in the Security Agent Agreement to "Security Provider" includes a reference to the New Security Provider,

3 Acknowledgments

3.1 Copies of documents

The New Security Provider acknowledges that it has received a copy of the Security Agent Agreement together with the other information it has required in connection with this agreement.

3.2 Acknowledgment to Security Agent

Without limiting the general application of clause 2, the New Security Provider acknowledges and agrees as specified in clause 6 of the Security Agent Agreement.

3.3 Appointment of attorney

Without limiting the general application of clause 2, the New Security Provider for consideration received, irrevocably appoints, coupled with an interest, as its attorney each person who under the terms of the Security Agent Agreement, is appointed an attorney of a Security Provider on the same terms and for the same purposes as contained in the Security Agent Agreement.

4 General

Clause 10 of the Security Agent Agreement applies to this agreement as if it were fully set out in this agreement.

5 Governing law

(a) This agreement is governed by the laws of the Province of Ontario and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b) Each party irrevocably submits to the non-exclusive jurisdiction of the federal courts of the Province of Ontario.

6 Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of revocation of the attorney's power of attorney.

Schedule 1

Notice details

New Security Provider	**insert name of New Security Provider**
Address	[insert address]
Attention	
Phone	
Fax	
Email	

Executed as an agreement

[insert relevant clauses]

Signing page

Executed as an agreement

Initial Beneficiary

Signed for
RMB Australia Holdings Limited
By

sign here ▶ ______________________
Director

print name Michael P. C. Brogan

sign here ▶ ______________________
Director / Company Secretary

print name Gregory Gay

Initial Beneficiary

Signed for
Macquarie Bank Limited
by its attorneys

sign here ►
Attorney

print name Katie Choi
Division Director
Macquarie Bank Limited

sign here ►
Attorney

print name Julia Mathison
Senior Lawyer

in the presence of

sign here ►
Witness

print name Neshaat Mirzaie
Lawyer

Initial Security Provider

Signed for
Apollo Gold Corporation
by its authorised signatory

sign here ► ______________________
Authorised Signatory

print name ______________________

title ______________________

Initial Beneficiary

Signed for
Macquarie Bank Limited
by its attorneys

sign here► ______________________
Attorney

print name ______________________

sign here► ______________________
Attorney

print name

in the presence of

sign here► ______________________
Witness

print name ______________________

Initial Security Provider

Signed for
Apollo Gold Corporation
by its authorised signatory

sign here► R D Russell
Authorised Signatory

print name R. David Russell

title President + CEO

Security Agent

Signed for
RMB Resources Inc.
by its authorised signatory

sign here► [signature]
Authorised Signatory

print name Richard A Winters

title President